Exhibit 10.16

   Amended Loan and Security dated November 24, 2003, between the Company and
                           Israel Discount Bank of NY


                                                                       EXECUTION


AMENDMENT NO. 3 TO THE SECOND AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of November 24, 2003 (this "Amendment No. 3"), by and among ASTA FUNDING ACQUISITION II, LLC ("AFA") and PALISADES COLLECTION, L.L.C. ("Palisades," and together with AFA, the "Borrower"), ASTA FUNDING, INC. ("Asta Funding"), ISRAEL DISCOUNT BANK OF NEW YORK ("Lender") and the Debtors.

RECITALS

         A. AFA, Palisades, Asta Funding and the Debtors entered into the Second Amended and Restated Loan and Security Agreement, dated as of January 28, 2003, as amended (the "Loan Agreement").

         B. The Borrower has requested that the Lender increase the New Line of Credit from $25,000,000 to $35,000,000, which increase shall be evidenced by the Second Grid Note of the Borrower in the amount of $10,000,000 in the form annexed hereto as Exhibit A (the "Second Grid Note").

         C. These Recitals are incorporated and made a part of the Loan
Agreement.

         D. The parties have agreed to amend the Loan Agreement in accordance with the terms hereof. All capitalized terms used in this Amendment No. 3 shall have the meaning given each such term in the Loan Agreement. Accordingly, the Borrower, Asta Funding, the Debtors and the Bank hereby agree that the Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

                  (a) New Line of Credit. RECITAL B in the Loan Agreement is hereby amended by deleting "$25,000,000" and inserting "$35,000,000" in lieu thereof.

                  (b) Grid Note. The definition of "Grid Note" in Section 1 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                                    ""Grid Note" means, collectively, each of
                           (i) the note executed by Borrower in the aggregate principal amount of $25,000,000 in the form of Exhibit B annexed hereto, as may be amended, renewed or replaced from time to time and (ii) the Second Grid Note."

                  (c) Second Grid Note. Section 1 of the Loan Agreement is hereby amended by adding the following definition:

                                    ""Second Grid Note" means the promissory
                           note executed by Borrower in the aggregate principal amount of $10,000,000, as may be amended, renewed or replaced from time to time."

                  (d) New Line Fee. Section 2.5 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                                    "2.5 New Line Fee. Commencing on November
                           ____, 2003, the Borrower shall pay the Bank a fee each month (the "New Line Fee") equal to the lesser of (a) $12,000 or (b) 1/4 of 1% of the average daily amount outstanding under the Second Grid Note for such month. The New Line Fee for each month shall be paid in arrears and shall be due on the first business day of the immediately succeeding month."

SECTION 2. Conditions to Effectiveness of Amendment.

This Amendment No. 3 shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  (a) The Lender shall have received this Amendment No. 3 executed and delivered by a duly authorized officer of the Borrower, Asta Funding, each Debtor and the Lender;

                  (b) The Lender shall have received the Second Grid Note, executed and delivered by the Borrower; and

                  (e) The Lender shall have received such other documents as the Bank or its counsel may reasonably request.

SECTION 3. Limited Effect.

Except as expressly amended and modified by this Amendment No. 3, the Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 4. Representations and Warranties.

The Borrower, Asta Funding and each Debtor hereby (a) ratifies and confirms its respective obligations under the Loan Agreement and each Loan Document to which it is a party and (b) confirms and reaffirms the representations and warranties contained in Section 17 of the Loan Agreement and in each of the Loan Documents; provided, however, that reference therein to the "Loan Documents" shall be deemed to include this Amendment No. 3 and the Second Grid Note. The Borrower, Asta Funding and each Debtor hereby represents and warrants that as of the Amendment Effective Date, after giving effect to this Amendment No. 3, no Event of Default shall have occurred or be continuing.

SECTION 5. Counterparts.

This Amendment No. 3 may be executed by the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Governing Law.

THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Borrower, Asta Funding, the Debtors and the Lender have caused this Amendment No. 3 to be duly executed by their duly authorized officers, all as of the date first above written.


ASTA FUNDING ACQUISITION II, LLC

     By:  /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager


     By:  /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager


PALISADES COLLECTION, L.L.C.

     By:  /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager

     By:  /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager


ASTA FUNDING, INC.

     By:  /S/ Gary Stern
          -------------------------
          Gary Stern
          President

     By:  /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Secretary and Chief Financial Officer

ASTA FUNDING ACQUISITION I, LLC


     By:   /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager

     By:   /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager


E.R. RECEIVABLES CORP., L.L.C.

     By:   /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager

     By:   /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager


PALISADES ACQUISITION I, LLC

     By:   /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager

     By:   /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager


PALISADES ACQUISITION II, LLC

     By:   /S/ Gary Stern
          -------------------------
          Gary Stern
          Manager

     By:   /S/ Mitchell Herman
          -------------------------
          Mitchell Herman
          Manager

ISRAEL DISCOUNT BANK OF NEW YORK

     By:   /S/ Kevin Lord
          -------------------------
          Kevin Lord
          Vice President

     By:   /S/ Jerry Hertzman
          -------------------------
          Jerry Hertzman
          Senior Vice President